EXHIBIT 10.33.6

THE NOTE OR NOTES AMENDED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATES, AND HAVE BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT THEY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF.  SUCH NOTE OR NOTES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

CATHETER PRECISION, INC.

FIRST AMENDMENT TO

8% SHORT TERM PROMISSORY NOTES

Date of Amendment: August 23, 2024

THIS FIRST AMENDMENT TO 8% SHORT TERM PROMISSORY NOTES (the “Amendment”) is by and between CATHETER PRECISION, INC., a Delaware corporation (the “Company”), and FATBOY CAPITAL, L.P., a Delaware limited partnership (the “Holder”), or its assigns, and amends the 8% Short Term Promissory Notes (the “Notes”) issued by the Company to Holder on the dates and in the principal amounts identified below:

Date of Note	Principal Amount
June 25, 2024	$150,000
July 1, 2024	$250,000
July 18, 2024	$100,000

1. Amendments.  The Notes are hereby amended as follows:

(a)	All interest accrued and to be accrued through August 30, 2024, computed at the current Interest Rate of 8%, based on a 30-day month and a 360-day year, shall become due and payable as of such date.

(b)

From and after August 31, 2024, the Interest Rate for the Notes shall be increased from EIGHT PERCENT (8%) to TWELVE PERCENT (12%), and interest shall accrue on the Notes at the higher rate from and after such date.

(c)	The Maturity Date shall be extended from August 30, 2024, to January 31, 2026.

2. Representation and Warranties of the Company. The Company hereby represents and warrants to Holder that:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted.

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(b) Corporate Power. The Company has all requisite legal and corporate power to enter into, execute and deliver this Amendment, and the Notes as amended hereby represent a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury or other laws of general application relating to or affecting enforcement of creditors’ rights and the rules or laws governing specific performance, injunctive relief or other equitable remedies.

(c) Authorization. All corporate and legal action on the part of the Company, its shareholders, directors and officers necessary for entry into this Amendment and the Company’s performance of its obligations under the Notes as amended hereby have been taken.

3. Representations and Warranties of the Holder. Holder hereby represents and warrants to the Company that:

(a) Authorization. The Holder has full power and authority to enter into this Amendment. This Amendment, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Purchase for Own Account. The Notes amended hereby have been acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(c) Disclosure of Information. The Holder has received or has had full access to all the information the Holder considers necessary or appropriate to make an informed investment decision with respect to this Amendment and the Notes amended hereby. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Amendment and the Notes and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder had access.

(d) Investment Experience. The Holder understands that the Notes as amended hereby involve substantial risk. The Holder (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Holder is able to fend for himself, herself, or itself,  can bear the economic risk of the Holder’s investment in the Notes as amended hereby, and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Notes and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and its managers and members of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons. INVESTING AND/OR RE-INVESTING IN THE NOTES INVOLVES A HIGH DEGREE OF RISK TO THE HOLDER AND HOLDER SHOULD NOT SO INVEST OR REINVEST UNLESS THE HOLDER CAN AFFORD TO LOSE ITS, HER OR HIS ENTIRE INVESTMENT.

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(e) Accredited Investor Status.  The Holder is (a) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (b) a sophisticated investor with adequate investment experience and opportunities to have discussions concerning the Company’s business, management, financial affairs and the terms and conditions of the Notes and this amendment thereto with the Company’s management.

(f) Restricted Securities. The Holder understands that the Notes are restricted securities under the Securities Act and Rule 144 promulgated thereunder inasmuch as they were acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder understands that the Company is under no obligation to register the Notes.

(g) No Solicitation. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Notes or the amendment thereto being effected hereby.

4. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be signed by means of electronic communications including but not limited to DocuSign.

(b) If any paragraph, provision or clause of this Amendment shall be found or be held to be illegal, invalid or unenforceable, the remainder of this Amendment shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties’ intent in entering into this Amendment.

(c) This Amendment shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action, claim or proceeding under this Amendment or any Note shall be commenced exclusively in the courts of the State of South Carolina sitting in the County of York, or the United States District Court for the District of South Carolina.

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IN WITNESS WHEREOF, the Company and the Holder have executed this Amendment as of the date first above written.

CATHETER PRECISION, INC.

By:	/s/ Margrit Thomassen
Margrit Thomassen
Interim CFO

HOLDER:

FATBOY CAPITAL, L.P.

BY SEACAP MANAGEMENT, LLC, ITS GENERAL PARTNER

By:	/s/ David A. Jenkins
David A. Jenkins, Managing Member

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